UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 or 15(d)

                     OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):  November 8, 2004


                            UIL HOLDINGS CORPORATION
             (Exact name of registrant as specified in its charter)


Connecticut                        1-15995             06-1541045
------------                       -------             ----------
(State, or other jurisdiction      (Commission         (IRS Employer
of Incorporation)                  File Number)        Identification No.)



157 Church Street, New Haven, Connecticut              06506
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(Address of principal executive offices)               (Zip Code)



Registrant's Telephone Number,
Including Area Code                                    (203) 499-2000





                           Not Applicable
 -------------------------------------------------------------
 (Former name or former address, if changed since last report)




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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On November 8, 2004 UIL Holdings Corporation (UIL Holdings) entered into employment and performance share agreements with the following officers:
Nathaniel D. Woodson, Louis J. Paglia, Susan E. Allen, Charles J. Pepe and Gregory W. Buckis. The employment agreements with Mssrs. Woodson, Paglia, Pepe and Ms. Allen replace agreements that had previously been in effect. The material terms of each agreement were approved by the Compensation and Executive Development Committee (CEDC) of the Board of Directors of UIL Holdings as summarized below.

Nathaniel D. Woodson
--------------------
UIL Holdings entered into an employment agreement with Nathaniel D. Woodson on November 8, 2004, under which Mr. Woodson will continue to serve as President, Chairman of the Board of Directors, and Chief Executive Officer of UIL Holdings. The material terms of the compensation arrangement provide for an annual base salary of $600,000 and participation in UIL Holdings' annual short-term incentive and long-term incentive programs. In addition, Mr. Woodson shall be entitled to exercise any or all of the 80,000 phantom stock options that were granted to him on February 20, 1998, and which became fully exercisable on February 23, 2003, in accordance with the terms of the employment agreement. Mr. Woodson is entitled to receive two years additional deemed service for each of the first five years of actual service with UIL Holdings in connection with the calculation of his pension benefit. On his retirement or termination for any reason other than for cause, Mr. Woodson will receive a supplemental retirement benefit (SERP) expressed in the form of a single life annuity, calculated in accordance with the employment agreement, and payable in a lump sum. In the event that Mr. Woodson is terminated without cause, he is entitled to continuation of base salary for a period of three years from his termination, together with continuation of participation in all benefit plans and programs of UIL Holdings for one year. In the event that his termination is connected to a change in control, the three years of salary continuation described above will be paid in a lump sum, and Mr. Woodson will be entitled to additional severance and other benefits more fully described in his employment agreement. Mr. Woodson will be entitled to a full gross-up for any excise tax imposed as a result of any excess parachute payment as determined under Section 280G of the Internal Revenue Code. A copy of Mr. Woodson's employment agreement is attached hereto as
Exhibit 10.1.

UIL Holdings and Mr. Woodson also entered into two performance share agreements on November 8, 2004, that document performance share grants made under the UIL Holdings Corporation CEO/CFO Long-Term Incentive Program on June 17, 2004 by the CEDC. In general, the performance shares granted under this program will vest as of December 31, 2006 unless they sooner vest upon a change in control in accordance with the terms of the program. Those shares that vest under these performance share agreements, and that are intended to be paid in UIL Holdings stock, will be issued from the UIL Holdings Corporation 1999 Amended & Restated Stock Plan (Stock Plan). Under the terms of one performance share agreement, Mr. Woodson was granted a target amount of 15,140 performance shares. The issuance of performance shares upon vesting, if any, will be based on the achievement by two of UIL Holdings' business units, The United Illuminating Company (UI) and


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Xcelecom, Inc. (Xcelecom), of certain performance goals established with respect to their long-term incentive programs, with payment to UIL Holdings executives being based on the composite results of such programs weighted 70% and 30%, respectively. The actual number of annual performance shares issued will be based on the level of performance achieved, but shall not exceed 24,981 performance shares. Under the terms of a second performance share agreement, Mr. Woodson was granted a target amount of 30,275 performance shares. The issuance of performance shares upon vesting, if any, is predicated upon the achievement of total shareholder return (TSR) performance goals, as defined in the agreement, and the actual number of performance shares issued will be based on the level of performance achieved, but shall not exceed 60,550 performance shares. A copy of Mr. Woodson's performance share agreement for annual performance shares is attached hereto as Exhibit 10.2. A copy of Mr. Woodson's performance share agreement for TSR performance shares is attached hereto as
Exhibit 10.3.

Louis J. Paglia
---------------
UIL Holdings entered into an employment agreement with Louis J. Paglia on November 8, 2004, under which Mr. Paglia will continue to serve as Executive Vice President and Chief Financial Officer of UIL Holdings. The material terms of the compensation arrangement provide for an annual base salary of $305,400 and participation in UIL Holdings' annual short-term incentive and long-term incentive programs. On his retirement or termination for any reason other than for cause, Mr. Paglia will receive a supplemental retirement benefit expressed in the form of a single life annuity, calculated in accordance with the employment agreement, payable in a lump sum. In the event that Mr. Paglia is terminated without cause, he will be entitled to two times the sum of his base compensation plus short-term incentive, calculated as if company and personal goals had been achieved `at target', plus continuation in UIL Holdings' medical and dental plans for a two year period. In the event that his termination is connected to a change in control, Mr. Paglia may be entitled to additional benefits. Mr. Paglia will be entitled to a full gross-up for any excise tax imposed as a result of any excess parachute payment as determined under Section 280G of the Internal Revenue Code. A copy of Mr. Paglia's employment agreement is attached hereto as Exhibit 10.4.

UIL Holdings and Mr. Paglia also entered into two performance share agreements on November 8, 2004, that document performance share grants made under the UIL Holdings Corporation CEO/CFO Long-Term Incentive Program on June 17, 2004 by the CEDC. In general, the performance shares granted under this program will vest as of December 31, 2006 unless they sooner vest upon a change in control in accordance with the terms of the program. Those shares that vest under these performance share agreements, and that are intended to be paid in UIL stock, will be issued from the Stock Plan. Under the terms of one performance share agreement, Mr. Paglia was granted a target amount of 3,235 performance shares. The issuance of performance shares upon vesting, if any, will be based on the achievement by UI and Xcelecom of certain performance goals established with respect to their long-term incentive programs, with payment to UIL Holdings executives being based on the composite results of such programs weighted 70% and 30%, respectively. The actual number of performance shares issued will be based on the level of performance achieved, but shall not exceed 5,337 performance shares. Under the terms of a second performance share agreement, Mr. Paglia was granted a target amount of 9,705 performance shares. The issuance of


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performance shares upon vesting, if any, is predicated upon the achievement of
TSR performance goals, as defined in the agreement, and the actual number of performance shares issued will be based on the level of performance achieved, but shall not exceed 19,410 performance shares. A copy of Mr. Paglia's performance share agreement for annual performance shares is attached hereto as
Exhibit 10.5. A copy of Mr. Paglia's performance share agreement for TSR performance shares is attached hereto as Exhibit 10.6.

Gregory W. Buckis
-----------------
UIL Holdings entered into an employment agreement with Gregory W. Buckis on November 8, 2004, under which Mr. Buckis will continue to serve as Vice President and Controller of UIL Holdings. The material terms of the compensation arrangement provide for an annual base salary of $176,800 and participation in UIL Holdings' annual short-term incentive and long-term incentive programs. In the event that Mr. Buckis is terminated without cause, he will be entitled to the sum of his base compensation plus short-term incentive, calculated as if company and personal goals had been achieved `at target', plus continuation in UIL Holdings' medical and dental plans for a one year period. In the event that the termination is connected to a change in control, Mr. Buckis may be entitled to additional benefits. A copy of Mr. Buckis' employment agreement is attached hereto as Exhibit 10.7.

A separate performance share agreement for annual performance shares was entered into between UIL Holdings and Mr. Buckis on November 8, 2004, that documents a performance share grant made under the UIL Holdings Corporation Long-Term Incentive Program on May 10, 2004 by the CEDC. In general, the performance shares granted under this program will vest as of December 31, 2006 unless they sooner vest upon a change in control in accordance with the terms of the program. Those shares that vest under this performance share agreement will be issued from the Stock Plan. Under the terms of the performance share agreement, Mr. Buckis was granted a target amount of 1,700 performance shares. The issuance of performance shares upon vesting, if any, will be based on the achievement by UI and Xcelecom of certain performance goals established with respect to their long-term incentive programs, with payment to UIL Holdings executives being based on the composite results of such programs weighted 70% and 30%, respectively. The actual number of performance shares issued will be based on the level of performance achieved, but shall not exceed 2,805 performance shares. A copy of Mr. Buckis' performance share agreement is attached hereto as
Exhibit 10.8.

Susan E. Allen
--------------
UIL Holdings entered into an employment agreement with Susan E. Allen on November 8, 2004, under which Ms. Allen will continue to serve as Vice President Investor Relations, Corporate Secretary and Assistant Treasurer of UIL Holdings. The material terms of the compensation arrangement provide for an annual base salary of $154,000 and participation in UIL Holdings' annual short-term incentive and long-term incentive programs. In the event that Ms. Allen is terminated without cause, she will be entitled to two times the sum of her base compensation plus short-term incentive, calculated as if company and personal goals had been achieved `at target', plus continuation in UIL Holdings' medical and dental plans for a two year period. In the event that the termination is connected to a change in control, Ms. Allen may be entitled to additional benefits. A copy of Ms. Allen's employment agreement is attached hereto as
Exhibit 10.9.

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A separate performance share agreement for annual performance shares was entered into between UIL Holdings and Ms. Allen on November 8, 2004, that documents a performance share grant made under the UIL Holdings Corporation Long-Term Incentive Program on May 10, 2004 by the CEDC. In general, the performance shares granted under this program will vest as of December 31, 2006 unless they sooner vest upon a change in control in accordance with the terms of the program. Those shares that vest under this performance share agreement will be issued from the Stock Plan. Under the terms of the performance share agreement, Ms. Allen was granted a target amount of 1,100 performance shares. The issuance of performance shares upon vesting, if any, will be based on the achievement by UI and Xcelecom of certain performance goals established with respect to their long-term incentive programs, with payment to UIL Holdings executives being based on the composite results of such programs weighted 70% and 30%, respectively. The actual number of performance shares issued will be based on the level of performance achieved, but shall not exceed 1,815 performance shares. A copy of Ms. Allen's performance share agreement is attached hereto as
Exhibit 10.10.

Charles J. Pepe
---------------
UIL Holdings entered into an employment agreement with Charles J. Pepe on November 8, 2004, under which Mr. Pepe will continue to serve as Treasurer and Assistant Secretary of UIL Holdings. The material terms of the compensation arrangement provide for an annual base salary of $169,300 and participation in UIL Holdings' annual short-term incentive and long-term incentive programs. On his retirement or termination for any reason other than for cause, Mr. Pepe will receive a supplemental retirement benefit expressed in the form of a single life annuity, calculated in accordance with the employment agreement, payable in a lump sum. In the event that Mr. Pepe is terminated without cause, he will be entitled to (i) two times the sum of his base compensation plus short-term incentive, calculated as if company and personal goals had been achieved `at target', or, if it would provide him with a greater benefit, (ii) the addition of six years of age, service or any combination used in the calculation of his SERP benefit and retiree medical benefit. In addition, Mr. Pepe is entitled to continuation in UIL Holdings' medical and dental plans for a one year period. In the event that the termination is connected to a change in control, Mr. Pepe may be entitled to additional benefits. A copy of Mr. Pepe's employment agreement is attached hereto as Exhibit 10.11.

A separate performance share agreement for annual performance shares was entered into between UIL Holdings and Mr. Pepe on November 8, 2004, that documents a performance share grant made under the UIL Holdings Corporation Long-Term Incentive Program on May 10, 2004 by the CEDC. In general, the performance shares granted under this program will vest as of December 31, 2006 unless they sooner vest upon a change in control in accordance with the terms of the program. Those shares that vest under this performance share agreement will be issued from the Stock Plan. Under the terms of the performance share agreement, Mr. Pepe was granted a target amount of 1,600 performance shares. The issuance of performance shares upon vesting, if any, will be based on the achievement by UI and Xcelecom of certain performance goals established with respect to their long-term incentive programs, with payment to UIL Holdings executives being based on the composite results of such programs weighted 70% and 30%, respectively. The actual number of performance shares issued will be based on the level of performance achieved, but shall not exceed 2,640 performance shares. A copy of Mr. Pepe's performance share agreement is attached hereto as
Exhibit 10.12.

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ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits - The following exhibits are filed as part of this report:

10.1 Copy of Employment Agreement, dated November 8, 2004, between UIL Holdings Corporation and Nathaniel D. Woodson.
10.2 Copy of Performance Share Agreement for Annual Performance Shares, dated November 8, 2004, between UIL Holdings Corporation and Nathaniel D. Woodson.
10.3 Copy of Performance Share Agreement for TSR Performance Shares, dated November 8, 2004, between UIL Holdings Corporation and Nathaniel D. Woodson.
10.4 Copy of Employment Agreement, dated November 8, 2004, between UIL Holdings Corporation and Louis J. Paglia.
10.5 Copy of Performance Share Agreement for Annual Performance Shares, dated November 8, 2004, between UIL Holdings Corporation and Louis J. Paglia.
10.6 Copy of Performance Share Agreement for TSR Performance Shares, dated November 8, 2004, between UIL Holdings Corporation and Louis J. Paglia.
10.7 Copy of Employment Agreement, dated November 8, 2004, between UIL Holdings Corporation and Gregory W. Buckis.
10.8 Copy of Performance Share Agreement for Annual Performance Shares, dated November 8, 2004, between UIL Holdings Corporation and Gregory W. Buckis.
10.9 Copy of Employment Agreement, dated November 8, 2004, between UIL Holdings Corporation and Susan E. Allen.
10.10 Copy of Performance Share Agreement for Annual Performance Shares, dated November 8, 2004, between UIL Holdings Corporation and Susan E. Allen.
10.11 Copy of Employment Agreement, dated November 8, 2004, between UIL Holdings Corporation and Charles J. Pepe.
10.12 Copy of Performance Share Agreement for Annual Performance Shares, dated November 8, 2004, between UIL Holdings Corporation and Charles J. Pepe.




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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   UIL HOLDINGS CORPORATION
                                   Registrant



Date:  11/10/04                    By       /s/ Louis J. Paglia
       --------                      ------------------------------------------
                                               Louis J. Paglia
                                           Executive Vice President
                                           and Chief Financial Officer



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                                  EXHIBIT INDEX


EXHIBIT                             DESCRIPTION

10.1 Copy of Employment Agreement, dated November 8, 2004, between UIL Holdings Corporation and Nathaniel D. Woodson.
10.2 Copy of Performance Share Agreement for Annual Performance Shares, dated November 8, 2004, between UIL Holdings Corporation and
     Nathaniel D. Woodson.
10.3 Copy of Performance Share Agreement for TSR Performance Shares, dated November 8, 2004, between UIL Holdings Corporation and
     Nathaniel D. Woodson.
10.4 Copy of Employment Agreement, dated November 8, 2004, between UIL Holdings Corporation and Louis J. Paglia.
10.5 Copy of Performance Share Agreement for Annual Performance Shares, dated November 8, 2004, between UIL Holdings Corporation and Louis J. Paglia.
10.6 Copy of Performance Share Agreement for TSR Performance Shares, dated November 8, 2004, between UIL Holdings Corporation and Louis J. Paglia.
10.7 Copy of Employment Agreement, dated November 8, 2004, between UIL Holdings Corporation and Gregory W. Buckis.
10.8 Copy of Performance Share Agreement for Annual Performance Shares, dated November 8, 2004, between UIL Holdings Corporation and Gregory W. Buckis.
10.9 Copy of Employment Agreement, dated November 8, 2004, between UIL Holdings Corporation and Susan E. Allen.
10.10 Copy of Performance Share Agreement for Annual Performance Shares, dated November 8, 2004, between UIL Holdings Corporation and Susan E. Allen.
10.11 Copy of Employment Agreement, dated November 8, 2004, between UIL Holdings Corporation and Charles J. Pepe.
10.12 Copy of Performance Share Agreement for Annual Performance Shares, dated November 8, 2004, between UIL Holdings Corporation and Charles J. Pepe.